NET INVESTMENT IN LEASES (Notes)	9 Months Ended
Sep. 30, 2019
Leases [Abstract]
NET INVESTMENT IN LEASES	NET INVESTMENT IN LEASED VESSEL

On May 15, 2019, we executed a modification to the Golar Freeze Charter which triggered a change in lease classification to a sales-type lease. This classification change resulted in the de-recognition of the vessel asset carrying value, the recognition of net investment in leased vessel (consisting of present value of the future lease receivables and unguaranteed residual value), and a gain on disposal, which is presented in "Other non-operating income" of our consolidated statement of operations. Post modification to sales-type lease, all charter hire revenue from the Golar Freeze Finance Lease is to be recognized as interest income. We recognized interest income of $4.1 million and $5.4 million for the three and nine months ended September 30, 2019 (September 30, 2018: nil).

The following table lists the components of our net investment in leased vessel and the maturity profile of the undiscounted lease receivables:

Year ending December 31, (in thousands of $)
2019(1)	4,600
2020	18,300
2021	18,250
2022	18,250
2023 and thereafter	207,600
Total minimum lease receivable	267,000
Unguaranteed residual value	16,000
Gross investment in sales-type lease	283,000
Less: unearned interest income	(168,309)
Net investment in leased vessel	114,691
Less: current portion of Net investment in leased vessel	(2,229)
Non-current portion of Net investment in leased vessel	112,462
(1) For the three months ending December 31, 2019.

The charter includes an option after 3 years for the charterer to terminate the contract and seek an alternative regasification solution, but only in the event that certain throughput targets have not been met. Additionally, we will have a matching right to provide such alternative solution. The charter also includes a 5-year extension option.